                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )




Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                    CENTRAL FINANCIAL ACCEPTANCE CORPORATION
                (Name of Registrant as Specified In Its Charter)

                               ------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:


        (2)     Aggregate number of securities to which transaction applies:


        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


        (4)     Proposed maximum aggregate value of transaction:


        (5)     Total fee paid:


[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:


        (2)     Form, Schedule or Registration Statement No.:


        (3)     Filing Party:


        (4)     Date Filed:

                    CENTRAL FINANCIAL ACCEPTANCE CORPORATION

                             -----------------------


                  NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT

                             -----------------------





                               DATE:   Wednesday, July 14, 1999
                               TIME:   11:00 A.M.
                               PLACE:  Central Financial Acceptance Corporation
                                       5480 East Ferguson Drive
                                       Commerce, California  90022

                               [CFAC LETTERHEAD]


                                                                  June 21, 1999



Dear Stockholder:

      It is my pleasure to invite you to Central Financial Acceptance Corporation's 1999 annual meeting of stockholders.

      We will hold the meeting on Wednesday, July 14, 1999, at 11:00 a.m.
at our corporate headquarters, 5480 East Ferguson Drive in Commerce, California. In addition to the formal items of business, I will review the major developments of 1998 and answer your questions.

      This booklet includes the notice of annual meeting and the proxy statement. The proxy statement describes the business that we will conduct at the meeting and provides information about CFAC.

      Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you received more than one proxy card because you own shares registered in different names or at different addresses, please be sure to separately complete and return each proxy card. If you attend the meeting and prefer to vote in person, you may do so.

      Please indicate on the proxy card whether or not you expect to attend the meeting so that we can provide adequate seating.

      We look forward to seeing you at the meeting.

                                           Sincerely,


                                           /s/ GARY M. CYPRES
                                           ------------------------------------
                                           Gary M. Cypres
                                           Chairman of the Board

                    CENTRAL FINANCIAL ACCEPTANCE CORPORATION

                             -----------------------

                  NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

                             -----------------------

Date:         Wednesday, July 14, 1999
Time:         11:00 a.m.
Place:        Central Financial Acceptance Corporation
              5480 East Ferguson Drive
              Commerce, California  90022

Dear Stockholders:

        At our annual meeting, we will ask you to:

        -       Elect four directors to each serve for a term of one year;

        - Amend the Certificate of Incorporation to authorize the board of directors or stockholders to amend our Bylaws by majority vote of the board or stockholders, respectively;

        - Amend the Certificate of Incorporation to create a new class of non-voting common stock, par value $0.01 per share, of which 3,000,000 shares will be authorized;

        - Amend the 1996 Stock Option Plan to increase the number of shares reserved for issuance from 700,000 to 1,000,000 and approve the amended 1996 Stock Option Plan;

        - Ratify the selection of Arthur Andersen LLP, as independent public accountants for 1999; and

        - Transact any other business that may properly be presented at the annual meeting.

           For ten days prior to the annual meeting, a complete list of our stockholders entitled to vote at the meeting will be available for inspection by any stockholder for any purpose relating to the meeting during ordinary business hours at our offices at 5480 East Ferguson Drive, Commerce, California. This list will also be available for inspection at the annual meeting.

           If you were a stockholder of record at the close of business on June 7, 1999, you may vote at the annual meeting.

                                             By order of the board of directors,


                                             /s/ GARY M. CYPRES
                                             ----------------------------------
                                             Gary M. Cypres
                                             Chairman of the Board

June 21, 1999
Commerce, California

                                TABLE OF CONTENTS

                                                                                                           PAGE
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING..............................................................1
       Why Did You Send Me This Proxy Statement?.............................................................1
       Who Is Entitled to Vote?..............................................................................1
       What Constitutes a Quorum?............................................................................1
       How Many Votes Do I Have?.............................................................................1
       How Do I Vote By Proxy?...............................................................................2
       May I Change My Vote After I Return My Proxy?.........................................................2
       How Do I Vote in Person?..............................................................................3
       What Vote Is Required to Approve Each Proposal?.......................................................3
                 Proposal 1:  Elect Four Directors...........................................................3
                 Proposals 2 and 3:  Amend Certificate of Incorporation......................................3
                 Proposal 4:  Approve Amendment to our 1996 Stock Option Plan and
                              the amended 1996 Stock Option Plan.............................................3
                 Proposal 5:          Ratify Selection of Independent Public Accountants.....................3
                 The Effect of Broker Non-Votes..............................................................4
       What Are the Costs of Soliciting these Proxies?.......................................................4
       How Do I Obtain an Annual Report on Form 10-K?........................................................4

INFORMATION ABOUT CFAC COMMON STOCK OWNERSHIP................................................................4
       Which Stockholders Own at Least 5% of CFAC? ..........................................................4
       How Much Stock is Owned by Directors and Executive Officers?..........................................6
       Compensation Committee Interlocks and Insider Participation...........................................6
       Did Directors, Executive Officers and Greater-Than-10% Stockholders Comply With Section 16(a)
          Beneficial Ownership Reporting in 1998?............................................................7

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS...........................................................7
       The Board of Directors................................................................................7
       The Committees of the Board...........................................................................7
                 The Audit Committee.........................................................................7
                 The Compensation Committee..................................................................8
       How Do We Compensate Directors?.......................................................................8
       Certain Relationships and Related Transactions........................................................8
                 Financing Agreement.........................................................................9
                 Option Agreement............................................................................9
                 Operating Agreement........................................................................10
                 Tax Sharing Agreement......................................................................11
                 Indemnification Agreements.................................................................11
       Executive Officers and Key Employees.................................................................11
       How We Compensate Executive Officers.................................................................12

                                                                                                          PAGE

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD............................................................22
       Proposal 1:         Elect Four Directors.............................................................22
       Proposal 2:         Amend Certificate of Incorporation to authorize the board of directors or stockholders to amend CFAC's Bylaws by majority vote of the board or stockholders, respectively.......................................................23
       Proposal 3:         Amend Certificate of Incorporation to create a new class of non-voting common stock, of which 3,000,000 shares will be authorized..........................24
       Proposal 4:         Amend 1996 Stock Option Plan and approve the amended 1996 Stock Option Plan......28
       Proposal 5:         Ratify Selection of Independent Public Accountants...............................34

INFORMATION ABOUT STOCKHOLDER PROPOSALS.....................................................................34


          PROXY STATEMENT FOR CENTRAL FINANCIAL ACCEPTANCE CORPORATION
                       1999 ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING


WHY DID YOU SEND ME THIS PROXY STATEMENT?

        We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the 1999 annual meeting of stockholders. This proxy statement summarizes the information you need to know to cast a vote at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

WHO IS ENTITLED TO VOTE?

        We will begin sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about June 21, 1999 to all stockholders entitled to vote. Stockholders who owned CFAC common stock at the close of business on June 7, 1999 are entitled to vote. On this record date, there were 7,277,000 shares of CFAC common stock, par value $0.01 per share, outstanding. CFAC common stock is our only class of voting stock. We are also authorized to issue up to 5,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are presently issued and outstanding. We are also sending along with this proxy statement, the CFAC 1998 Annual Report, which includes our financial statements.

WHAT CONSTITUTES A QUORUM?

        The holders of a majority of the issued and outstanding shares of CFAC common stock entitled to vote at the meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the meeting.

HOW MANY VOTES DO I HAVE?

        Each share of CFAC common stock that you own entitles you to one vote. The proxy card indicates the number of shares of CFAC common stock that you own.

HOW DO I VOTE BY PROXY?

        Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the postage-prepaid envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

        If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors as follows:

        - "FOR" the election of all four nominees for director (see pages 22 to 23),

        - "FOR" approval of the amendment to the Certificate of Incorporation to authorize the board of directors or stockholders to amend our Bylaws by majority vote of the board or stockholders, respectively (see pages 23 to 24),

        - "FOR" approval of the amendment to the Certificate of Incorporation to create a new class of non-voting common stock, par value $0.01 per share, of which 3,000,000 shares will be authorized (see pages 24 to 28),

        - "FOR" approval of the amendment to our 1996 Stock Option Plan to increase the number of shares reserved for issuance from 700,000 to 1,000,000 and the amended 1996 Stock Option Plan (see pages 28 to 34), and

        - "FOR" ratification of the selection of Arthur Andersen LLP as independent public accountants for 1999 (see page 34).

        If any other matter is presented, your proxy will vote in accordance with the recommendation of the board of directors or, if no recommendation is given, in their own discretion. At the time this proxy statement went to press, we knew of no matters which needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY?

        Yes. If you give a proxy, you may change your vote at any time before it is exercised. You may change your vote in any one of three ways:

        - You may send our Corporate Secretary another proxy with a later date.

        - You may notify our Corporate Secretary in writing before the annual meeting that you have revoked your proxy.

        -       You may attend the annual meeting and vote in person.

HOW DO I VOTE IN PERSON?

        If you plan to attend the annual meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring the proxy card, an account statement or a letter from the nominee indicating that you are the beneficial owner of the shares on June 7, 1999, the record date for voting, and a written instruction from the nominee authorizing you to vote the shares.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?


PROPOSAL 1:                                 The four nominees for director who receive the most votes
Elect Four Directors                        will be elected. So, if you do not vote for a particular
                                            nominee, or you indicate "WITHHOLD AUTHORITY" to vote
                                            for a particular nominee on your proxy card, your vote
                                            will not count either "for" or "against" the nominee. Our
                                            Certificate of Incorporation does not authorize cumulative voting.

PROPOSALS 2 AND 3:                          The affirmative vote of a majority of the outstanding shares of
Amend Certificate                           common stock is required to approve the amendments to our
of Incorporation                            Certificate of Incorporation. So, if you do not vote, or mark
                                            "ABSTAIN" on your proxy card, it has the same effect as if you voted "against" these amendments.

PROPOSAL 4:                                 The affirmative vote of a majority of shares of common stock
Approve Amendment to                        present in person or represented by proxy at the annual
our 1996 Stock Option Plan and              meeting and entitled to vote on this proposal is required to
the amended 1996 Stock Option               approve the amendment to the 1996 Stock Option and the Plan
Plan                                        amended 1996 Stock Option Plan. So if you "ABSTAIN" from voting, it has the same effect as if you voted "against" this proposal.

PROPOSAL 5:                                 The affirmative vote of a majority of the votes cast at the
Ratify Selection of Independent             annual meeting on this proposal is required to ratify the
Public Accountants                          selection of independent public accountants. So, if you
                                            "ABSTAIN" from voting, it has the same effect as if you
                                            voted "against" this proposal.

THE EFFECT OF BROKER NON-VOTES              If your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 5 even if it does not receive instructions from you. However, your broker is not entitled to vote on Proposals 2, 3 or 4 unless it receives instructions from you. A broker non-vote on Proposals 2 and
                                            3 will have the same effect as a vote "against."

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

        We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communications for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses. In addition, we may pay for and use the services of individuals or companies that we do not regularly employ in connection with the solicitation of proxies if the board of directors determines this is advisable.

HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?

           IF YOU WOULD LIKE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, THAT WE FILED WITH THE SEC, WE WILL SEND YOU ONE WITHOUT CHARGE. PLEASE WRITE TO:

                       CENTRAL FINANCIAL ACCEPTANCE CORPORATION
                       5480 EAST FERGUSON DRIVE
                       COMMERCE, CALIFORNIA  90022
                       ATTENTION: CORPORATE SECRETARY


                  INFORMATION ABOUT CFAC COMMON STOCK OWNERSHIP

WHICH STOCKHOLDERS OWN AT LEAST 5% OF CFAC?

        The following table shows, as of June 7, 1999, all persons or entities we know to be "beneficial owners" of more than five percent of our common stock
(1). This information is based on Schedules 13D and 13G reports filed with the SEC by each of the persons and entities listed in the table below. If you wish, you may obtain these reports from the SEC.

                                                                      COMMON STOCK
                                                                  BENEFICIALLY OWNED(1)
                                                            ---------------------------------
                                                                 NUMBER OF        PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(2)                          SHARES(3)         CLASS(4)
---------------------------------------------------------   -------------------  ------------

Gary M. Cypres(5)........................................        5,175,000          71.1%
Banner Holdings, Inc.(6).................................        5,150,000          70.8%
West Coast Private Equity Partners, L.P.(6)..............        5,150,000          70.8%
Wellington Management Company, LLP(7)....................        1,018,700          14.0%
Bay Pond Partners, L.P.(8)...............................          411,500           5.7%
Wellington Hedge Management LLC(9).......................          411,500           5.7%
Wellington Hedge Management, Inc.(10)....................          411,500           5.7%

------------

(1) "Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own CFAC common stock not only if you hold it directly, but also if you directly or indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote the stock, to invest it, to sell it or you currently have the right to acquire it or the right to acquire it within 60 days of June 7, 1999.

(2) The address for Mr. Cypres, Banner Holdings, Inc. and West Coast Private Equity Partners, L.P. is 5480 East Ferguson Drive, Commerce, California 90022, and the address for Wellington Management Company, LLP, Bay Pond Partners, L.P., Wellington Hedge Management LLC and Wellington Hedge Management, Inc. is 75 State Street, Boston, Massachusetts 02109.

(3) Except as otherwise noted below, each person and entity named in the table directly or indirectly has sole voting and investment power with respect to the shares shown which each such person or entity beneficially owns.

(4) Shares of CFAC common stock issuable upon exercise of stock options exercisable within 60 days of June 7, 1999 are considered outstanding for computing the percentage of the person or entity holding those options but are not considered outstanding for computing the percentage of any other person or entity.

(5) Consists of 5,150,000 shares owned by Banner Holdings, Inc. ("Holdings"), 12,500 shares owned by Mr. Cypres' spouse and 12,500 shares held by or in trust by Mr. Cypres and his spouse for their children. Of the 5,175,000 shares, Mr. Cypres shares voting and investment power of 25,000 shares with his spouse and 5,150,000 shares with Holdings and West Coast Private Equity Partners, L.P. ("West Coast").

(6) Holdings is the direct beneficial owner of 5,150,000 shares. West Coast controls Holdings. West Coast beneficially owns 5,150,000 shares through its control of Holdings. Mr. Cypres is Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer of Holdings and the managing general partner of West Coast. Mr. Cypres controls CFAC through West Coast and Holdings.

(7) Based on a Schedule 13G filed with the SEC on February 9, 1999. These shares are held of record by Wellington Management Company, LLP's ("WMC") clients. Of the 1,018,700 shares, WMC shares the power to vote 751,900 of these shares and shares the power to dispose of all these shares in its capacity as investment advisor to these clients.

(8) Based on a Schedule 13G filed with the SEC on January 19, 1999. Bay Pond Partners shares voting and investment power over these shares with Wellington Hedge Management LLC ("WHML") and Wellington Hedge Management, Inc. ("WHMI"). WHML is the sole general partner of Bay Pond and WHMI is the managing member of WHML.

(9) Based on a Schedule 13G filed with the SEC on January 19, 1999. WHML shares voting and investment power over these shares with WMC and WHMI.

(10) Based on a Schedule 13G filed with the SEC on January 19, 1999. WHMI shares voting and investment power over these shares with WMC and WHML.

HOW MUCH STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

        The following table shows, as of June 7, 1999, the CFAC common stock that our directors and executive officers beneficially own and those shares of common stock owned by all executive officers and directors as a group.


                                                                            COMMON STOCK
                                                                       BENEFICIALLY OWNED(1)
                                                                     --------------------------
                                                                      NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                                              SHARES(2)     CLASS(3)
---------------------------------------------------------            -----------   ------------
Gary M. Cypres(4)........................................             5,175,000      71.1%
Anthony S. Fortunato.....................................                   500        *
Edward Valdez............................................                 2,100        *
Gerard T. McMahon(5).....................................                 6,000        *
Jose de Jesus Legaspi(6).................................                 2,800        *
Salvatore J. Caltagirone(6)..............................                 2,800        *
William R. Sweet(6)......................................                 2,800        *
A. Keith Wall............................................                    --       N/A
All directors and executive officers  as a group
(8 persons)(7)...........................................             5,192,000      71.2%

----------------------

*       Less than 1%.

(1) See footnote 1 in table included above at page 5 under "Which Stockholders Own at Least 5% of CFAC?"

(2) Except as otherwise noted below, each individual named in the table directly or indirectly has sole voting and investment power with respect to the shares shown which each such individual beneficially owns.

(3) Shares of CFAC common stock issuable upon exercise of stock options exercisable within 60 days of June 7, 1999 are considered outstanding for computing the percentage of the person holding those options but are not considered outstanding for computing the percentage of any other person.

(4) Consists of 5,150,000 shares owned by Holdings, 12,500 shares owned by Mr. Cypres' spouse and 12,500 shares held by or in trust by Mr. Cypres and his spouse for their children. Of the 5,175,000 shares, Mr Cypres shares voting and investment power of 25,000 shares with his spouse and 5,150,000 shares with Holdings and West Coast.

(5) Consists of 6,000 shares issuable upon exercise of stock options exercisable within 60 days of June 7, 1999.

(6)     Consists of 2,800 shares issuable upon exercise of stock options.

(7) Includes 14,400 shares issuable upon exercise of stock options exercisable within 60 days of June 7, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The compensation committee consists of Messrs. Sweet and Caltagirone. None of the members of the compensation committee is or has been an officer or employee of CFAC or any of its subsidiaries. None of our executive officers currently serves as a director or member of the compensation committee of another entity or of any other committee of the board of directors of another entity performing similar functions.

DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-10% STOCKHOLDERS COMPLY WITH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING IN 1998?

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and greater-than-10% stockholders to file reports with the SEC and The Nasdaq Stock Market reflecting changes in their beneficial ownership of CFAC stock and to provide us with copies of the reports. Based on our review of these reports and of certifications furnished to us, except for Anthony S. Fortunato who filed one late report involving the purchase of CFAC stock on Form 4 and A. Keith Wall who filed one late report involving his initial statement of beneficial ownership of CFAC stock on Form 3, we believe that all of these reporting persons complied with their filing requirements for 1998.


               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS

        The board of directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the chairman, other key executives and our principal external advisers (legal counsel, outside auditors, investment bankers and other consultants), reading reports and other materials that we send them and participating in board and committee meetings.

        The board met six times during fiscal 1998. Each incumbent director attended at least 75% of the total number of board and committee meetings, of which he was a member, held in fiscal 1998.

THE COMMITTEES OF THE BOARD

        The board has an audit committee and a compensation committee. The full board of directors nominates our officers and directors for election.


THE AUDIT COMMITTEE                The audit committee reviews and reports to the board of
                                   directors on various auditing and accounting matters,
                                   including the annual report from our independent public
                                   accountants. Messrs. Caltagirone, Legaspi and Sweet
                                   currently serve as members of the audit committee. The audit committee met one time during 1998.

THE COMPENSATION COMMITTEE         The compensation committee determines the salary and bonus structure for our executive officers and supervises the
                                   compensation scheme for our other officers. In addition, the compensation committee determines appropriate awards under our 1996 Stock Option Plan (the "1996 Plan") and administers our retirement plan. Messrs. Caltagirone and Sweet currently serve as members of the compensation committee. The
                                   compensation committee met two times during 1998.

HOW DO WE COMPENSATE DIRECTORS?

        In 1998, we paid our non-employee directors an annual fee of $15,000 for board and committee meetings. Mr. Cypres, our Chairman, received no fees for serving as a CFAC director. In addition, the compensation committee may in its sole discretion grant to our non-employee directors options to purchase shares of CFAC common stock. All options granted to non-employee directors vest in equal annual installments over 5 year periods beginning on the date of grant, subject to continued service on the board of directors. We have entered into agreements with all directors pursuant to which we have agreed to indemnify them against certain claims arising out of their services as directors. Directors are also entitled to the protection of certain indemnification provisions in our Certificate of Incorporation and Bylaws.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We were formed on April 11, 1996. We entered into an agreement with Banner's Central Electric, Inc. ("Banner"), an affiliate of ours, and Holdings, on June 24, 1996 which was subsequently amended (the "Reorganization Agreement") under which Holdings contributed to Banner its investments in its subsidiaries that operate the small loan, travel, automobile sales, and related businesses (the "Holdings Subsidiaries"). Under this Agreement, Banner then contributed to CFAC its investments in the Holdings Subsidiaries and in its subsidiary that holds the Consumer Product Portfolio (collectively, the "Subsidiaries") and cash in such amount so as to leave us with $500,000 on hand upon consummation of such transaction (the "Reorganization"). The Reorganization Agreement also provides that the intercompany accounts between CFAC, Banner and Holdings were forgiven, except with respect to income taxes. As a result, we had $500,000 of cash on hand upon the completion of the Reorganization.

        In connection with the Reorganization and under the Reorganization Agreement, we entered into various agreements with Banner and Holdings for the purpose of defining our ongoing relationships among each other. Because Holdings controls us and Banner (see "Which Stockholders own at least 5% of CFAC?" at page 4), these agreements did not result from arm's-length negotiations. We believe, however, that these agreements are at least as favorable to us as those that could have been obtained from independent third parties.

Financing Agreement

        We have entered into an agreement with Banner and Holdings, which was subsequently amended (the "Financing Agreement") under which Banner granted us the exclusive right, at our option, (1) to purchase consumer finance receivables which Banner originates for sales of merchandise at its stores in operation on the date of the Financing Agreement and for all stores which Banner may determine to open in the future during the term of the Financing Agreement (and any extension thereof), or (2) to provide financing directly to Banner's customers at all of such locations. We are not obligated to provide financing to any particular Banner customer, or to offer financing at any Banner location or locations. The Financing Agreement has a term of 15 years commencing on June 24, 1996. We may terminate the Financing Agreement at any time upon one year's prior written notice to Banner.

        During the term of the Financing Agreement, as long as Banner originates its consumer finance receivables, we will have the right to purchase consumer finance receivables at face value less a transaction fee which is currently set at 2.5%. This transaction fee is subject to renegotiation at six-month intervals to reflect our costs associated with providing financing under the Financing Agreement. If we originate such receivables, Banner will be obligated to pay us a transaction fee in an amount to be initially established by the parties and subject to renegotiation at six-month intervals. As a result of increasing delinquencies in the Consumer Product Portfolio, the Financing Agreement was amended, effective July 1, 1997, to permit us for the year ended December 31, 1997 to return to Banner up to $5.8 million of the balance of the Consumer Product Portfolio at December 31, 1996. In 1998, the Financing Agreement was again amended and allowed Banner to repurchase $1.5 million in the year ended December 31, 1998. Banner does not charge us for the space we occupy in its locations in recognition of the value provided by the presence of our financial products and services in its retail locations.

Option Agreement

        We have entered into an agreement with Banner and Holdings (the "Option Agreement") under which Holdings granted us an option to purchase all of Banner's outstanding capital stock (the "Option") from Holdings at any time during the period which commenced on June 24, 1997 and will end on June 24, 1999 (the "Option Termination Date"). The exercise price of the Option will be equal to Banner's net book value as reflected on its balance sheet for the month ended immediately preceding the exercise of the Option; such balance sheet shall have been prepared in accordance with generally accepted accounting principles on a basis consistent with prior periods. If we exercise the Option, the exercise price is payable in cash or in shares of CFAC common stock valued at the average last sale price of our common stock during the ten-trading-day period preceding the date on which we deliver to Holdings our written notice of exercise. Until the Option Termination Date, Holdings may not, without our prior written consent, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of any of Banner's capital stock (or any securities convertible into, exercisable for or exchangeable for Banner's capital stock) nor will Banner sell substantially all of its assets.

Operating Agreement

        We have entered into an agreement with Banner and Holdings (the "Operating Agreement") setting forth certain rights and obligations of the parties following the Reorganization. The Operating Agreement covers the following matters:

                Allocation of Business Opportunities. Due to the potential conflicts of interest resulting from the relationships among us, Banner and Holdings, the Operating Agreement provides that Holdings and its subsidiaries (other than CFAC and its subsidiaries) will not, without our prior written consent, directly or indirectly engage in or enter into any business competing with us and involving the financing of consumer products, travel products, small loans, automobiles or insurance (the "Restricted Businesses"). If Holdings shall acquire a company engaged in a Restricted Business or shall otherwise directly or indirectly engage in a Restricted Business, Holdings shall be obligated to sell, at our election, such Restricted Business to us at a purchase price equal to the fair market value of such Restricted Business, as determined through an independent appraisal process. The foregoing restriction shall terminate on December 31, 2002, or, if earlier, on the date on which Holdings ceases to own, directly or indirectly, at least 25% of CFAC's outstanding voting stock.

                Management and Other Services. The Operating Agreement provides that Banner, Holdings or their affiliates are obligated to provide to us, and we are obligated to use certain services, including accounting, management information systems and employee benefits. Except for management information systems, these arrangements will continue until terminated by us, Banner, Holdings or such affiliate upon one-year's prior written notice. Termination may be made on a service-by-service basis or in its entirety. To the extent that such services directly relate to the finance portion of the consumer products business Banner contributes to us, or to the extent that Banner, Holdings or their affiliates incur other costs that directly relate to us, we are obligated to pay Banner's, Holdings' or their affiliates' actual cost of providing such services or incurring such costs. Employee benefit expenses are allocated to us based on the ratio of actual employer payroll expenses in the consumer products business Banner contributes to us compared to total actual payroll expenses of Banner before such allocation. Accounting expenses are allocated 50% to us. The operating costs of Banner's management information systems function are allocated initially 50% to us for a period of five years, subject to adjustment from time to time to reflect changing costs and usage. Such allocated expenses totaled $2.1 million in 1998, $1.6 million in 1997 and $1.3 million in 1996.

                Employee Benefits. Under the Operating Agreement, we assumed all liabilities of Banner, Holdings and the Subsidiaries under existing employee welfare benefit and profit sharing plans with respect to the employees of Banner, Holdings and the Subsidiaries who became our employees.

Tax Sharing Agreement

        We have entered into an agreement with Holdings and Banner (the "Tax Sharing Agreement") providing for (1) the payment of federal, state and other income tax remittances or refunds for periods during which we and Holdings were included in the same consolidated group for federal income tax purposes, (2) the allocation of responsibility for the filing of such tax returns, (3) the conduct of tax audits and the handling of tax controversies and (4) various related matters. For periods during which we were included in Holdings' consolidated federal income tax returns, we are required to pay Holdings its allocable portion of the consolidated federal, state and other income tax liabilities and are entitled to receive refunds determined as if we and our subsidiaries had filed separate income tax returns. With respect to Holdings' liability for payment of taxes for all periods during which we were so included in Holdings' consolidated federal income tax returns, we will indemnify Holdings for all federal, state and other income tax liabilities for such periods. The date of the consummation of the initial public offering was the last day on which we were included in Holdings' consolidated federal income tax returns.

Indemnification Agreements

        We have entered into an indemnification agreement with Holdings and Banner (the "Indemnification Agreement") under which we will indemnify and hold harmless Holdings and Banner with respect to any and all claims, losses, damages, liabilities, costs and expenses (except when arising from Holdings' or Banner's intentional misconduct or gross negligence or to the extent any liability arises from Banner's breach of its fiduciary duty to our other stockholders) that arise from or are based on the operations of the business of CFAC and its subsidiaries after the date of the Reorganization. We will also indemnify and hold harmless Holdings and Banner with respect to any and all claims, losses, damages, liabilities, costs and expenses that arise from or are based on guarantees or undertakings which Holdings or Banner makes to third parties in respect of our liabilities or obligations, whether or not such obligations arose before or after the Reorganization. Holdings and Banner will indemnify and hold harmless CFAC with respect to any and all claims, losses, damages, liabilities, costs and expenses that arise from or are based on the operations of Holdings or Banner, other than the business of CFAC and its subsidiaries, before or after the date of the Reorganization. The rights of any party under the Indemnification Agreement are not assignable or transferable without the prior written consent of the other parties.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

        These are the biographies of CFAC's current executive officers, except for Mr. Cypres, the Chairman, whose biography is included below at page 22 under Proposal 1 "Elect Four Directors."

     NAME AND AGE                                          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-----------------------------       ---------------------------------------------------------------------------------------
Anthony S. Fortunato(50)            Mr. Fortunato has been CFAC's President since March 18, 1998.  From October 18, 1996 to March 18, 1998, Mr. Fortunato was our Executive Vice President of Operations. Prior
                                    to joining CFAC, Mr. Fortunato was Executive Vice President of Citibank, F.S.B.
                                    California from November 1993 to October 1996, and Vice President of Citibank,
                                    N.A./Citicorp from September 1976 to November 1993.

Gerard T. McMahon(51)               Mr. McMahon has been CFAC's Executive Vice President of Credit and Collections since
                                    September 23, 1996. Prior to joining CFAC, Mr. McMahon was Vice President of Credit and Collections at Barry's Jewelers from 1991 to 1996 and Divisional Vice President of
                                    Credit and Collections at Kay Jewelers from 1987 to 1991. From 1981 to 1987, Mr.
                                    McMahon was Divisional Vice President of Credit Administration at The Broadway.

Edward Valdez(47)                   Mr. Valdez has been CFAC's Senior Vice President of Credit since its formation, Senior
                                    Credit Manager of consumer product finance business since 1986, Senior Credit Manager of small loan business since November 1992 and Senior Vice President of Operation since
                                    1998. Mr. Valdez has been working for CFAC or its predecessors for over 30 years.

A. Keith Wall(46)                   Mr. Wall has been CFAC's Vice President and Chief Financial Officer since July 1998.
                                    From June 1996 to July 1998, Mr. Wall was Vice President and Chief Financial Officer of
                                    Central Rents, Inc., a sister company of CFAC. From July 1995 to March 1996, Mr. Wall was Vice President and Controller of Thorn Americas, Inc., and from January 1994 to July
                                    1995, the Vice President and Chief Financial Officer of Remco America, Inc.


        Set forth below are biographies of certain other significant employees of CFAC.


     NAME AND AGE                                          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-----------------------------       ---------------------------------------------------------------------------------------
Alan E. Scheneman(47)               Mr. Scheneman has been CFAC's Senior Vice President since its formation.
                                    Mr. Scheneman joined our consumer product finance business in 1992 as Vice President of Management Information Services. From 1988 to 1992, Mr. Scheneman was the
                                    director of Product Development at JDA Software Services where, in 1989, he managed the implementation of our management information system.

Marvin A. Torres(37)                Mr. Torres has been President of CFAC's travel finance business since December 1995.
                                    From April 1995 to December 1995, Mr. Torres was Vice President of Operations for our
                                    travel finance business. From 1984 to 1995, Mr. Torres was Vice President of Operations
                                    and General Manager at Solano Travel Service and Costa Rica Holiday Tours in Los
                                    Angeles, California.

HOW WE COMPENSATE EXECUTIVE OFFICERS

        The following table shows the compensation paid during the last three years to (or for such shorter period that we employed the individual) the Chief Executive Officer and the other executive officers who received salary and bonus at a rate in excess of $100,000 in such years (collectively, the "Named Executive Officers"). No other executive officer received salary and bonus in excess of $100,000 during 1998.

                           SUMMARY COMPENSATION TABLE


                                                                              LONG-TERM
                                                   ANNUAL                    COMPENSATION
NAME AND PRINCIPAL POSITION                     COMPENSATION(1)                 AWARDS
----------------------------------    ----------------------------------     ------------      ------------
                                                                                                ALL OTHER
                                        YEAR       SALARY         BONUS      OPTIONS/SARS      COMPENSATION
                                      ---------   --------      --------     ------------      ------------
Gary M. Cypres(2) ................      1998      $191,875      $    500       120,000(5)      $ 77,000(7)
   Chairman of the Board                1997      $175,000      $    500            --         $ 77,000(7)
                                        1996      $175,000      $ 30,000       100,000         $ 77,000(7)

Anthony S. Fortunato(3) ..........      1998      $255,208      $    500       120,000(5)            --
   President                            1997      $230,000      $    500            --               --
                                        1996      $ 46,154            --       100,000               --

Gerard T. McMahon(4) .............      1998      $160,000      $    500        30,000(6)            --
   Executive Vice President of          1997      $160,000      $    500            --               --
     Credit and Collections             1996      $ 43,692            --        30,000               --

Edward Valdez ....................      1998      $ 98,750      $  2,519        32,000(5)            --
   Senior Vice President of Credit      1997      $ 95,000      $    500            --               --
                                        1996      $ 95,000      $ 14,000        30,000         $  1,327(8)

-----------

(1) Certain of our executive officers receive benefits in addition to salary and cash bonuses. The aggregate amount of such benefits, however, does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus of such Named Executive.

(2) Prior to July 2, 1996, Mr. Cypres' compensation was paid to G.M. Cypres & Co. by Banner Holdings, Inc. for services rendered to it. Mr. Cypres also served as President until Mr. Fortunato assumed such position in March 1998 and as Chief Financial Officer until Mr. Wall assumed such position in July 1998.

(3) Mr. Fortunato joined CFAC in October 1996. Mr. Fortunato served as Executive Vice President of Operations until he was appointed President in March 1998.

(4)     Mr. McMahon joined CFAC in September 1996.

(5) Consists of options regranted at an exercise price of $5.00 per share on December 1, 1998.

(6) Consists of options regranted at an exercise price of $12.00 per share on March 4, 1998.

(7) Represents amount accrued under the Supplemental Executive Retirement Plan for Mr. Cypres.

(8) Represents amounts contributed under the Banner's, a California corporation dba Central Electric Profit Sharing Plan (the "Profit Sharing Plan") for Mr. Valdez.

           The following table sets forth information concerning stock options granted to the Named Executive Officers during 1998.

                                            OPTION GRANTS IN LAST FISCAL YEAR
                                                   INDIVIDUAL GRANTS
                           ---------------------------------------------------------------
                                                                                             POTENTIAL REALIZABLE VALUE AT
                              NUMBER OF      PERCENT OF                                        ASSUMED ANNUAL RATES OF
                             SECURITIES      TOTAL OPTIONS                                   STOCK PRICE APPRECIATION FOR
                             UNDERLYING      GRANTED TO                                           OPTION TERM (1)
                               OPTIONS       EMPLOYEES IN       EXERCISE        EXPIRATION   ---------------------------
             NAME            GRANTED (2)       1998             PRICE (3)          DATE          5%              10%
-----------------------    ---------------   ------------       --------        ----------   -----------   -------------
Gary M. Cypres               120,000 (4)        18.2%            $ 5.00          12/01/08      $304,080      $  839,520
Anthony S. Fortunato         100,000 (5)        15.2%            $12.00          03/04/08      $714,000      $1,847,600
                             120,000 (6)        18.2%            $ 5.00          12/01/08      $304,080      $  839,520
Gerard T. McMahon             30,000 (5)         4.6%            $12.00          12/01/08      $214,200      $  554,280
Edward Valdez                 10,000 (7)         1.5%            $12.00          03/04/08      $ 71,400      $  184,760
                              32,000 (8)         4.9%            $ 5.00          12/01/08      $ 81,088      $  223,872

---------

(1) The amounts shown are hypothetical gains based on the indicated assumed rates of appreciation of the common stock, compounded annually over a ten-year period and assuming that the closing price was the market value of the common stock on the date of grant. The actual value (if any) that an executive officer receives from a stock option will depend upon the amount by which the market price of our common stock exceeds the exercise price of the option on the date of exercise. We cannot assure that the common stock will appreciate at any particular rate or at all in future years.

(2) The options granted are exercisable 20% per year beginning on each of the first five anniversary dates of grant, subject to certain performance standards.

(3) The exercise price may be paid in cash, or at the discretion of the Compensation Committee, by tendering shares of CFAC common stock, or the delivery of an irrevocable direction to a securities broker to sell shares and deliver the sale proceeds to CFAC in payment of all or part of the exercise price, instead of cash.

(4) Represents options regranted on December 1, 1998 at $5.00 per share in exchange for the cancellation of 100,000 options originally granted on June 26, 1996 and December 16, 1996.

(5) These options were originally granted on December 16, 1996 and were canceled and regranted on March 4, 1998 at $12.00 per share.

(6) Represents options regranted on December 1, 1998 at $5.00 per share in exchange for the cancellation of 100,000 options originally granted on March 4, 1998.

(7) These options were originally granted on March 4, 1998 and were canceled and regranted on December 1, 1998 at $5.00 per share.

(8) Represents options regranted on December 1, 1998 at $5.00 per share in exchange for the cancellation of 40,000 options originally granted on June 26, 1996 and March 4, 1998.

        The following table sets forth the number and value of stock options held by the Named Executive Officers at December 31, 1998.

       AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998 AND FISCAL YEAR-END
                                  OPTION VALUES


                                            NUMBER OF                                         VALUE OF UNEXERCISED
                                       UNEXERCISED OPTIONS                                    IN-THE-MONEY OPTIONS(1)
                            --------------------------------------------           ----------------------------------------------
        NAME                   EXERCISABLE               UNEXERCISABLE               EXERCISABLE                 UNEXERCISABLE
----------------------      -----------------         ------------------           -----------------          -------------------
Gary M. Cypres                      --                     120,000                       --                          --
Anthony S. Fortunato                --                     120,000                       --                          --
Gerard T. McMahon                 6,000                     24,000                       --                          --
Edward Valdez                       --                      32,000                       --                          --

----------

(1) None of the options were in the money based upon the $4.375 per share closing price of CFAC's common stock as reported on the Nasdaq National Market on December 31, 1998.

OPTION REPRICINGS

           The following table sets forth certain information with respect to the Named Executives concerning the regrant of options during fiscal 1998.


                         TEN-YEAR OPTION/SAR REPRICINGS


                                         NUMBER OF
                                        SECURITIES                       EXERCISE                         LENGTH OF ORIGINAL
                                        UNDERLYING    MARKET PRICE OF    PRICE AT                          OPTION TERM
                                       OPTIONS/SARS   STOCK AT TIME OF   TIME OF             NEW         REMAINING AT DATE OF
                                        REPRICED OR    REPRICING OR     REPRICING OR       EXERCISE           REPRICING OR
         NAME               DATE        AMENDED         AMENDMENT        AMENDMENT          PRICE              AMENDMENT
---------------------   ------------   ------------   ---------------   ------------      ----------     --------------------
Gary M. Cypres            12/1/98        75,000(1)     $ 4.625(2)        $12.00             $ 5.00        7 years, 7 months
                          12/1/98        25,000(1)     $ 4.625(2)        $18.25             $ 5.00        8 years, 1 month
Anthony S. Fortunato      3/4/98        100,000(3)     $11.75(4)         $18.25             $12.00        8 years, 10 months
                          12/1/98       100,000(5)     $ 4.625(2)        $12.00             $ 5.00        9 years, 3 months
Gerard T. McMahon         3/4/98         30,000        $11.75(4)         $18.25             $12.00        8 years, 10 months
Edward Valdez             12/1/98        30,000(6)     $ 4.625(2)        $12.00             $ 5.00        7 years, 7 months
                          12/1/98        10,000(6)     $ 4.625(2)        $12.00             $ 5.00        9 years, 3 months

(1) These options were canceled and Mr. Cypres was regranted an option to purchase 120,000 shares at $5.00 per share.

(2) Based upon the closing price of CFAC's common stock as reported on the Nasdaq National Market on December 1, 1998.

(3)     This option was canceled and regranted on December 1, 1998.

(4) Based upon the closing price of CFAC's common stock as reported on the Nasdaq National Market on March 4, 1998.

(5) This option was canceled and Mr. Fortunato was regranted an option to purchase 120,000 shares at $5.00 per share.

(6) These options were canceled and Mr. Valdez was regranted an option to purchase 32,000 shares at $5.00 per share.


                              EMPLOYMENT AGREEMENTS


        Gary M. Cypres. In June 1996, we entered into an employment agreement with Mr. Cypres. Under the employment agreement, Mr. Cypres will serve as our Chairman of the Board for a period of five years at a base salary of $175,000 per year and is eligible to participate in our executive compensation plans. Mr. Cypres also agreed to serve as our President and Chief

Executive Officer until December 31, 1997. As provided in the employment agreement, since we had not named a new Chief Executive Officer by December 31, 1997, Mr. Cypres continued in this capacity until March 1998 and received an adjustment of his compensation as determined by our board of directors. The employment agreement also provides that Mr. Cypres will participate in our defined benefit Supplemental Executive Retirement Plan (the "SERP Plan") and be credited with eight and one-half years of service for his contribution to us since 1991 when we were acquired by our current management and for entering into the employment agreement. In addition, on December 31, 1997, Mr. Cypres was treated as satisfying his post-adoption service requirement under the SERP Plan.

        If Mr. Cypres is terminated "for cause," which definition generally includes our termination of him due to the executive's willful failure to perform his duties under the employment agreement, Mr. Cypres's personal dishonesty or breach of his fiduciary duties or the employment agreement, then we will be obligated to pay him only his base salary up to the date upon which we notify him of his termination "for cause." If Mr. Cypres is terminated without "cause," becomes disabled or dies, then we will be obligated to pay him or his estate, commencing immediately, a lump sum payment equal to his base salary for the remaining term of the employment agreement and to pay him under the SERP Plan as if he had worked to his normal retirement date, which the employment agreement provides is December 31, 2000.

        Mr. Cypres has agreed not to solicit our employees or compete with us in any manner following his resignation or termination from CFAC for any period for which we have paid him a lump sum in accordance with the employment agreement, which period shall be no less than 12 months.

        Anthony S. Fortunato. In October 1996, we entered into an employment agreement with Mr. Fortunato. Under the employment agreement, Mr. Fortunato will serve as our Executive Vice President of Operations or in other senior management positions for a period of three years at a base salary of $225,000, $250,000 and $275,000 per year, respectively, and is eligible to receive an annual discretionary bonus and participate in our executive compensation plans. In addition, Mr. Fortunato was awarded an initial grant of options to acquire 100,000 shares of common stock pursuant to the 1996 Plan. In March 1998, these options were canceled and regranted at an exercise price of $12.00 per share, and in December 1998, the options regranted in March 1998 were canceled and Mr. Fortunato was regranted an option to purchase 120,000 shares at an exercise price of $5.00 per share. These options vest over a five-year period.

        If Mr. Fortunato is terminated "for cause," which definition generally includes our termination of him due to the executive's willful failure to perform his duties under the employment agreement, Mr. Fortunato's personal dishonesty or breach of his fiduciary duties or the employment agreement, then we will be obligated to pay him only his base salary up to the date upon which we notify him of his termination "for cause." If we terminate Mr. Fortunato without "cause," then we will be obligated to pay him, commencing immediately, a lump sum payment equal to his base salary for the remaining term of the employment agreement in addition to any other compensation and/or benefits the employment agreement provides for.

        Mr. Fortunato has agreed not to solicit our employees or compete with us in any manner following his resignation or termination from CFAC for any period for which we have paid him a lump sum in accordance with the employment agreement, which period shall be no less than 12 months.

        Gerard T. McMahon. In August 1996, we entered into an employment agreement with Mr. McMahon. Under the employment agreement, Mr. McMahon will serve as our Executive Vice President of Credit and Collections at a base salary of $160,000 per year and is eligible to receive an annual discretionary bonus of up to 20% of his base salary and participate in our executive compensation plans. In addition, Mr. McMahon was awarded an initial grant of options to acquire 30,000 shares of common stock pursuant to the 1996 Plan. In March 1998, these options were canceled and regranted at an exercise price of $12.00 per share. These options vest over a five-year period.

        Except as described above, we have not entered into employment agreements with any other of our executive officers or other members of management.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

            In June 1996, we adopted the Supplemental Executive Retirement Plan ("SERP Plan"), which provides supplemental retirement benefits to certain key management employees.

        To vest in the SERP Plan, an employee must have at least 10 years of service with us, including five years subsequent to the adoption of the plan. Upon completion of our initial public offering, Mr. Cypres was credited with 10 years of service with us and was treated as having fulfilled his post-adoption service on December 31, 1997 by acting as our President and Chief Executive Officer through such date. The board of directors determines participation in the SERP Plan. The SERP Plan benefits are a function of length of service with us and final average compensation (average monthly compensation during the 36 consecutive months of the last 60 months of the participant's employment that produces the highest average compensation, including salary and bonus).

        Benefits are equal to a targeted percentage of final average compensation as determined by the board of directors upon selection of the employee to participate in the SERP Plan. In no case will the rate exceed fifty percent (50%) of the final average compensation as of the date of the participant's retirement or termination of employment, multiplied by the ratio of the actual years of service as of the applicable event to the participant's years of service projected to the participant's normal retirement date (the first day of the month after the participant attains age 60). A vested participant who terminates employment at or after his normal retirement date will receive the full targeted percentage of his final average compensation. The SERP Plan benefit is reduced, however, by the annuity value of the participant's benefit under the Profit Sharing Plan. At December 31, 1998, only Mr. Cypres was a participant in the SERP Plan.

        The following table shows the estimated annual retirement benefits that would be payable under the SERP Plan upon a participant's normal retirement date on a straight life annuity basis, before any applicable offset for benefits received under the Profit Sharing Plan.

                               PENSION PLAN TABLE

                                                                                    YEARS OF SERVICE
                                                        -----------------------------------------------------------------------
REMUNERATION                                                10              15              20             25       30 OR MORE
------------                                            ----------      ----------      ----------      ---------   -----------
$175,000.........................................        $ 87,500        $ 87,500        $ 87,500        $ 87,500    $ 87,500
200,000..........................................         100,000         100,000         100,000         100,000    100,000
225,000..........................................         112,500         112,500         112,500         112,500    112,500
250,000..........................................         125,000         125,000         125,000         125,000    125,000

   AS OF DECEMBER 31, 1998, MR. CYPRES WAS FULLY VESTED UNDER THE SERP PLAN.


                         COMPENSATION COMMITTEE'S REPORT
            ON EXECUTIVE COMPENSATION AND REPRICING OF STOCK OPTIONS

        The following Compensation Committee's Report on Executive Compensation and Repricing of Stock Options shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the SEC or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other document.

THE REPORT

        The compensation committee of the board of directors (the "Committee") is composed of the two directors who are not also our employees. The Committee establishes our overall compensation and employee benefits and the specific compensation of our executive officers. One of the Committee's goals is to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the best qualified executive officers.

        We adopt and administer our executive compensation policies and specific executive compensation programs in accordance with the principal goal of maximizing return on stockholders' equity. The Committee believes that we best achieve this performance goal, and the long-term interests of our stockholders generally by attracting and retaining management of high quality, and that such management will require commensurate compensation. We believe that our executive officer compensation policies are consistent with this policy.

        Certain of our executive officers, including the Chairman and President, have written employment agreements with us (see "Employment Agreements" at page 15 above). The Committee determines the levels of compensation that we grant in such employment agreements, and the levels of compensation that we grant to other executive officers from time to time, based on factors that it deems appropriate.

        The Committee determines annual compensation levels for executive officers and compensation levels to be implemented from time to time in written employment agreements with executive officers based primarily on its review and analysis of the following factors: (1) the responsibilities of the position, (2) the performance of the individual and his or her general experience and qualifications, (3) our overall financial performance (including return on equity, levels of general and administrative expense and budget variances) for the previous year and the contributions that the individual or his or her department made to such performance measures, (4) the officer's total compensation during the previous year, (5) compensation levels comparable companies pay in similar industries, (6) the officer's length of service with us, and (7) the officer's effectiveness in dealing with external and internal audiences. In addition, the Committee receives the recommendations of the Chairman with respect to the compensation of other executive officers, which the Committee reviews in light of the above factors. The Committee believes that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries.

        Mr. Cypres' base salary was established by an employment agreement entered into concurrent with our initial public offering. In addition, Mr. Cypres' compensation for 1998 was based in part on his progress in achieving certain additional criteria. These criteria included results in meeting our strategic business plan, and leadership abilities (including developing an effective senior management team).

        While the Committee establishes salary and bonus levels based on the above described criteria, the Committee also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of our stockholders and enhances our ability to attract and retain highly qualified personnel on a basis competitive with industry practices. Stock options that we granted under our 1996 Plan help achieve this objective, and provide additional compensation to the officers to the extent that the price of the common stock increases over fair market value on the date of grant. We have granted stock options to each of the Named Executives and to our other officers or key employees. Through the 1996 Plan, there will be an additional direct relationship between our performance and benefits to executive officer Plan participants.

        On March 4, 1998, the Committee reviewed the options held by our executive officers and noted that a decline in the price of our common stock had resulted in their stock options having exercise prices well above the recent historical trading prices for the common stock. The Committee believes that such "out of the money" stock options no longer serve the performance incentive purposes of the 1996 Plan, and that losses of executive officers could result from the decline in the value of the total compensation package for our long-term employees holding such options. The Committee identified two executive officers, Messrs. Fortunato and McMahon, who the Committee believes held options that did not sufficiently incentivize them to continue their significant efforts and commitment to CFAC. Considering these factors, the Committee determined that it was in our best interests and our stockholders to restore the incentives for Messrs. Fortunato and McMahon to remain as employees and to exert their maximum efforts on behalf of CFAC by canceling (1) an option to purchase 100,000 shares previously granted to Mr. Fortunato and (2) an option to purchase 30,000 shares previously granted to Mr. McMahon, both at $18.25 per share under the 1996 Plan, and regranting these options at an exercise price of $12.00 per share. The new exercise price of $12.00 per share was above the fair market value of $11.75 for our common stock on March 4, 1998, the regrant date.

        On December 1, 1998, the Committee again reviewed the options held by executive officers and determined that, as a result of a further decline in the price of CFAC common stock since March 4, 1998, many of these options no longer sufficiently incentivize certain executive officers for the same reasons described above. The Committee identified three executive officers, Messrs. Cypres, Fortunato and Valdez, who the Committee believes held options that did not sufficiently incentivized them to continue their significant efforts and commitment to CFAC. Considering these factors, the Committee determined that it was in our best interests and our stockholders to restore the incentives for Messrs. Cypres, Fortunato and Valdez by canceling (1) options to purchase 75,000 shares at $12.00 per share and 25,000 shares at $18.25 per share previously granted to Mr. Cypres, (2) options to purchase 40,000 shares previously granted to Mr. Valdez at $12.00 per share and (3) an option to purchase 100,000 shares previously granted to Mr. Fortunato at $12.00 per share, under the 1996 Plan. Messrs. Cypres and Fortunato were each regranted 120,000 shares at $5.00 per share, and Mr. Valdez was regranted 32,000 shares at $5.00 per share. The new exercise price of $5.00 per share was above the fair market value of $4.625 for our common stock on December 1, 1998, the regrant date.


Dated: June 21, 1999                        COMPENSATION COMMITTEE



                                            William R. Sweet, Chairman
                                            Salvatore J. Caltagirone

                                PERFORMANCE GRAPH

           The following graph compares, for the period from June 26, 1996 (the date of our initial public offering) through December 31, 1998, the percentage change in our cumulative total stockholder return of CFAC common stock with the cumulative total return of the Nasdaq Total Return Index and the SNL Subprime Lenders Index. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future price performance.

           The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information by reference, and shall not otherwise be deemed filed under such acts.


                    COMPARISON OF TOTAL RETURN TO STOCKHOLDER
                         AMONG CFAC, NASDAQ STOCK MARKET
                         AND SNL SUBPRIME LENDERS INDEX


                                 [INSERT GRAPH]




Measurement Period                   Central Financial             Nasdaq Total            SNL Subprime
(Fiscal Year Covered)             Acceptance Corporation           Return Index           Lenders Index

6/26/96                                  100.00                       100.00                 100.00
9/30/96                                  160.94                       106.50                 119.00
12/31/96                                 166.67                       111.73                 113.78
3/31/97                                  133.33                       105.67                  86.38
6/30/97                                   92.71                       125.04                  92.82
9/30/97                                   91.67                       146.20                 105.02
12/31/97                                  80.21                       137.11                  68.28
6/30/98                                   73.96                       165.01                  83.32
12/31/98                                  36.46                       192.66                  37.07

Source: SNL Securities L. C.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

PROPOSAL 1: ELECT FOUR DIRECTORS

           Our bylaws provide that the exact number of directors will be fixed from time to time by action of our stockholders or board of directors. The number of directors currently is fixed at four.

           The board has nominated four directors for election at the annual meeting. Each nominee is currently serving as one of our directors. If you re-elect them, they will hold office until the annual meeting in 2000 or until their successors have been elected or until they resign.

           We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the board increases the number of directors, the board may fill the vacancy until the next annual meeting.

                                                                                NOMINEES
          NAME AND AGE                                         PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
---------------------------------  -------------------------------------------------------------------------------------------------
Gary M. Cypres (55)                Mr. Cypres has been CFAC's Chairman of the Board since its formation.  Mr. Cypres also served as CFAC's President and Chief Executive Officer from its formation to March 18, 1998 and its
                                   Chief Financial Officer from its formation to July 1998.  Mr. Cypres has been Chairman of the
                                   Board, Chief Executive Officer, President and Chief Financial Officer of Banner Holdings, Inc.
                                   ("Holdings") and Banner's Central Electric, Inc. ("Banner") since February 1991, Chairman of the Board and Chief Executive Officer of Central Rents, Inc. since June 1994 and managing general partner of West Coast Private Equity Partners, L.P. ("West Coast") since March 1990.
                                    Prior to that, Mr. Cypres was a general partner of SC Partners, a private investment banking and consulting firm.  From 1983 to 1985, Mr. Cypres was Chief Financial Officer of The Signal
                                   Companies. From 1973 to 1983, Mr. Cypres was Senior Vice President of Finance at
                                   Wheelabrator-Frye Inc.  Mr. Cypres was a member of the Board of Trustees and a faculty member of The Amos Tuck School of Business at Dartmouth College.

                                   Mr. Cypres spends that portion  of  his business  time as is required to oversee our operations and to direct or implement our business strategies. Mr. Cypres continues to spend a portion of his  business  time as the managing general partner of West Coast, as
                                   Chairman  of  the  Board,   Chief   Executive Officer, President and Chief Financial
                                   Officer  of  Holdings,  as  Chairman  of  the Board, Chief Executive Officer, President and
                                   Chief  Financial  Officer of  Banner,  and as Chairman  of the Board  and  Chief  Executive
                                   Officer of Central Rents.

Salvatore J. Caltagirone (56)      Mr. Caltagirone has been a CFAC director since September 1997. Mr. Caltagirone has been retired since October 1994. From the Fall of 1990 to October 1994, he was an employee of G.M. Cypres &
                                   Company. From March 1987 to June 1990, he was employed as the Managing Director of Henley
                                   Group.

      NAME AND AGE                                  PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-------------------------------    ------------------------------------------------------------------------------------------------
Jose de Jesus Legaspi (46)         Mr. Legaspi has been a CFAC director since July 1996. Since 1980, Mr. Legaspi has been a principal of and broker at The Legaspi Company, a full service commercial real estate brokerage firm. In addition, since 1992, Mr. Legaspi has been a principal of the FINCA Property
                                   Management Company, a residential and commercial real estate management company. Mr. Legaspi is also a Commissioner of the Los Angeles Department of Water and Power.

William R. Sweet (61)              Mr. Sweet has been a CFAC director since September 1997. In July 1996, Mr. Sweet retired from his position of Executive Vice President -- Wholesale Banking of Union Bank of California,
                                   N.A., a position he had held since July 1985. Mr. Sweet currently serves as a trustee of
                                   Berkeley Capital Management Funds.


THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL FOUR NOMINEES FOR DIRECTOR.


PROPOSAL 2: AMEND CERTIFICATE OF INCORPORATION TO AUTHORIZE THE BOARD OF
            DIRECTORS OR STOCKHOLDERS TO AMEND CFAC'S BYLAWS BY MAJORITY VOTE OF THE BOARD OR STOCKHOLDERS, RESPECTIVELY

        Your board of directors has approved an amendment to the Certificate of Incorporation of CFAC which authorizes the board of directors or stockholders to amend our Bylaws by majority vote of the board or stockholders, respectively. Our Certificate of Incorporation does not currently permit the board of directors to amend the Bylaws. We believe that it is important for the board of directors to have the ability to amend the Bylaws without having to incur the costs and delays related to amending the Bylaws by stockholder approval. The board, however, cannot presently do so.

        Section 109 of the Delaware General Corporation Law provides that "any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors." Accordingly, CFAC, as a Delaware corporation, must amend its Certificate of Incorporation in order to provide that the board of directors will have the authority to amend the Bylaws. We believe that it is important for the board to have the ability and the flexibility to amend the Bylaws without having to incur the costs and delays related to amending the Bylaws by stockholder approval. Although this amendment expands the authority of the board of directors to influence the corporate governance of CFAC, we believe that the flexibility this amendment provides to the board is in the best interests of CFAC and its stockholders. The amendment of the Certificate of Incorporation would allow the board to make amendments to the Bylaws in the future without having to convene a special stockholders meeting, solicit consents from stockholders or wait until the next annual stockholders meeting. The proposed amendment will authorize the board of directors to amend the Bylaws by majority vote of the board. The amendment will add an Article NINTH to the Certificate of Incorporation to read as follows:

        "NINTH: Except as otherwise may be provided by the terms of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, the By-laws of the Corporation may be adopted, repealed, rescinded, altered or amended only by the affirmative vote of a majority or more of the entire Board of Directors or the affirmative vote of the holders of a majority or more of the outstanding shares of the stock of the Corporation entitled to vote thereon."

        The board of directors is recommending approval of this amendment to the Certificate of Incorporation so that it may have the ability to amend the Bylaws without having to incur the costs and delays related to amending the Bylaws by stockholder approval. If the stockholders approve this amendment, the board will amend the Bylaws to add a provision which corresponds to this proposed amendment to the Certificate of Incorporation. If this amendment is approved by the stockholders, the board of directors intends to prepare and file a Certificate of Amendment to our Certificate of Incorporation, which will become effective immediately upon acceptance of the filing by the Secretary of State of Delaware. Upon the effectiveness of the amendment of the Certificate of Incorporation, the board will amend the Bylaws in the manner discussed above.

          THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO AUTHORIZE THE BOARD OF DIRECTORS OR STOCKHOLDERS
                              TO AMEND OUR BYLAWS.


PROPOSAL 3: AMEND CERTIFICATE OF INCORPORATION TO CREATE A NEW CLASS OF
            NON-VOTING COMMON STOCK, OF WHICH 3,000,000 SHARES WILL BE
            AUTHORIZED

        Your board of directors has approved an amendment of CFAC's Certificate of Incorporation to create a new class of non-voting common stock designated as Non-Voting Common Stock, par value $0.01 per share, with 3,000,000 shares being authorized for issuance. Our Certificate of Incorporation currently authorizes the issuance of 25,000,000 shares of capital stock, divided into 20,000,000 shares of voting common stock and 5,000,000 shares of preferred stock. Under the proposed amendment, we will be authorized to issue up to 28,000,000 shares of capital stock, of which 3,000,000 shares will be non-voting common stock, from time to time in the board's discretion consistent with applicable law.

        The terms, rights and privileges of the non-voting common stock will be identical to those of the voting common stock except that the non-voting common stock will have no right to vote on any matter to be presented to our stockholders, except to amend the Certificate of Incorporation or as required by law. The non-voting common stock will have dividend and distribution rights and rights on dissolution that are identical to those of our voting common stock. The voting common stock does not have and the non-voting common stock will not have preemptive, subscription, redemption or conversion rights. Holders of non-voting common stock will be entitled to receive dividends when, as and if declared by the board of directors from funds legally available therefor. Upon liquidation of CFAC, subject to the rights of holders of any preferred stock outstanding, the holders of non-voting common stock are entitled to receive our assets remaining after payment of liabilities proportionate to their pro rata ownership of the outstanding shares of voting and non-voting common stock.

        This amendment will amend Article FOURTH to the Certificate of Incorporation which will read in full as follows:

               "FOURTH: Section 4.1. The aggregate number of shares which the Corporation shall have the authority to issue is 28,000,000 shares, divided into 20,000,000 shares of Common Stock, par value $0.01 per share, 3,000,000 shares of Non-Voting Common Stock, par value $0.01 per share, and 5,000,000 shares of Preferred Stock, par value $0.01 per share. All issued and outstanding shares of Non-Voting Common Stock shall become Common Stock when it ceases to be owned by Wells Fargo & Co., its subsidiaries or affiliates, or any of their successors.

               Section 4.2. The Board of Directors is authorized to provide for the issuance of the shares of the preferred stock in series, and, whether by filing a certificate pursuant to the applicable law of the State of Delaware or otherwise, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series of preferred stock and the qualifications, limitations or restrictions imposed thereon.

               Section 4.3. The powers, preferences and rights of the Common Stock and Non-Voting Common Stock, and the qualifications, limitations or restrictions thereof shall in all respects be identical except as otherwise provided by law or expressly provided herein.

               Section 4.4. Except as otherwise provided herein or by law, each share of Common Stock shall entitle the holder to one vote on all matters submitted to a vote of the Corporation's stockholders and each share of Non-Voting Common Stock shall have no voting rights, except that the consent of the holders of all of the outstanding shares of the Non-Voting Common Stock, voting separately as a single class, in person or by proxy, either in writing without a meeting or at a special or annual meeting of stockholders called for the purpose, shall be necessary to amend the certificate of incorporation of the Corporation.

               Section 4.5. (a) If and when dividends on the Common Stock and Non-Voting Common Stock are declared payable from time to time by the Board of Directors, whether payable in cash, in property or in shares of stock of the Corporation, the holders of Common Stock and the holders of Non-Voting Common Stock shall be entitled to share equally, on a per share basis, in such dividends, except that, if dividends are declared that are payable in shares of Common Stock or Non-Voting Common Stock, dividends shall be declared that are payable at the same rate on both classes of stock and the dividends payable in shares of Common Stock shall be payable only to holders of that class of stock and the dividends payable in shares of NonVoting Common Stock shall be payable only to holders of that class of stock. If the Corporation shall in any manner subdivide or combine the outstanding shares of Common Stock or Non-Voting Common Stock, the outstanding shares of the other such class of stock shall be proportionally subdivided or combined in the same manner and on the same basis as the outstanding shares of Common Stock or Non-Voting Common Stock, as the case may be, which have been subdivided or combined.

               (b) In the event of any dividend or distribution with respect to the stock of the Corporation that includes Voting Securities, as defined under the Bank Holding Company Act of 1956, as amended, and any Regulations thereunder ("Voting Securities"), any holder of Non-Voting Common Stock shall have the rights described in Section 4.7 below.

               Section 4.6. In the event of any consolidation of the Corporation with, or merger of the Corporation into, any other entity (other than a consolidation or merger in which the Corporation is the surviving corporation and in which no change is made in the outstanding Common Stock of the Corporation), or in the event of any sale or transfer of all or substantially all of the assets of the Corporation, each holder of Non-Voting Common Stock shall be entitled to receive with respect to each share of Non-Voting Common Stock the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or transfer by holders of Common Stock with respect to each share thereof.

               Section 4.7. To the extent that any distribution or dividend to, or that any securities receivable in respect of any consolidation, merger, sale or transfer by, holders of Non-Voting Common Stock include Voting Securities, each holder, unless such holder, after notice, otherwise elects, shall be entitled to receive, in lieu of such Voting Securities, nonvoting securities of the same issuer as the Voting Securities. Such nonvoting securities shall have (except for voting rights) powers, preferences and rights, and be subject to qualifications, limitations or restrictions, substantially similar to such Voting Securities and as provided with respect to Non-Voting Common Stock in this Article FOURTH."

         In February 1999, Banner's Central Electric, Inc., which formerly was our principal stockholder, dividended 5,150,000 shares of CFAC common stock to its sole shareholder, Banner Holdings, Inc. The 5,150,000 shares represent 70.8% of the 7,277,000 shares of CFAC common stock currently outstanding. As a result of this dividend, Banner Holdings is now our principal stockholder. Thereafter, the board of directors and stockholders of Banner Holdings adopted a Plan of Complete Liquidation, Dissolution and Winding Up. Under this plan of liquidation, Banner Holdings is required to distribute to its stockholders their respective shares of Banner Holdings' net assets. Currently, West Coast Private Equity Partners, LP owns 1,067,485 shares and the Government of Singapore owns 110,685 shares, of voting Class A Common Stock of Banner Holdings which represent 71.2% and 7.4%, respectively, of the total issued and outstanding capital stock of Banner Holdings. Wells Fargo & Co. currently holds 321,830 shares of non-voting Class B Common Stock of Banner Holdings which represents 21.5% of the total issued and outstanding capital stock of Banner Holdings. The Restated Certificate of Incorporation of Banner Holdings contains a provision that if voting securities are distributed, then each holder of non-voting securities shall be entitled to receive non-voting securities of the same issuer as the voting securities. Wells Fargo which is the only holder of non-voting securities of Banner Holdings would be entitled to receive non-voting common stock of CFAC upon a distribution of CFAC voting common stock by Banner Holdings. Wells Fargo is required to hold non-voting common stock because of the potential application of certain restrictions contained in the Bank Holding Company Act of 1956, as amended (the "BHCA"), which prohibits in certain circumstances bank holding companies from acquiring more than 5% of the voting equity securities of a non-banking entity. Accordingly, in connection with this plan of liquidation, CFAC proposes to create a class of non-voting common stock. This proposed amendment has been drafted so that the provisions relating to the non-voting securities are substantially similar to such provisions in the Restated Certificate of Incorporation of Banner Holdings. It is currently contemplated that Wells Fargo will exchange the shares of voting common stock of CFAC that it will receive from Banner Holdings pursuant to the liquidation for non-voting common stock of CFAC.

         If you approve the proposed amendment, we will exchange each share of voting common stock distributed to Wells Fargo pursuant to the liquidation for one share of non-voting common stock. After the exchange, Wells Fargo will hold approximately 1,105,000 shares of non-voting common stock which represents 15.2% of the outstanding capital stock of CFAC. However, the proposed amendment will provide that once Wells Fargo ceases to own the issued and outstanding shares of non-voting common stock it will automatically become voting common stock. Accordingly, other than affecting the voting rights of Wells Fargo, no other stockholder of CFAC will be affected.

         Other than the 1,105,000 shares of non-voting common stock that we will issue to Wells Fargo if this amendment is approved, we have no current plans or commitments to issue the remaining authorized but unissued shares of non-voting common stock. Additional shares of non-voting common stock might however be issued as long as Wells Fargo holds the non-voting common stock in connection with any stock dividends, stock splits or rights offerings to all non-voting common stockholders. The issuance of non-voting common stock for any such purpose would not dilute the voting power of our existing stockholders. However, the holders of non-voting common stock shall be entitled to vote on any amendments to our Certificate of Incorporation.

         As discussed above, this amendment is being proposed by the board of directors for reasons other than as an "anti-takeover" device, and, especially in light of the fact that a majority of the shares of the outstanding voting common stock are beneficially owned by Banner Holdings and West Coast Private Equity Partners L.P., this amendment is not part of a plan by our board of directors to propose a series of new anti-takeover measures. Under present circumstances, Banner Holdings has the ability to disapprove and the ability to substantially influence any acquisition of CFAC in a transaction involving a merger, consolidation or sale of assets because of the voting power of the shares of common stock it holds. Virtually all corporate acquisitions take one of these three forms except acquisitions in the form of a tender offer to buy shares directly from the stockholders, a transaction that would not be likely in the case of CFAC because, unless Banner Holdings would tender its shares, the acquiror could not obtain voting control through the tender offer. The amendment will neither change the fact that Banner Holdings has sufficient voting power to disapprove or substantially influence the approval of a merger, consolidation or sale of assets, nor will the amendment immediately give Banner Holdings any greater voting control. By allowing us to issue shares of non-voting common stock without causing a loss of the voting rights of the holders of common stock, the amendment may, however, continue to make us a less attractive target for a takeover bid than it otherwise may have been, or continue to render more difficult or discourage a merger proposal, an unfriendly tender offer, a proxy contest or the removal of incumbent directors or management, even if such actions were favored by our stockholders other than Banner Holdings.

         If this amendment is approved by the stockholders, the board of directors intends to prepare and file a Certificate of Amendment to our Certificate of Incorporation, which will become effective immediately upon acceptance of the filing by the Secretary of State of Delaware.

 THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE
   CERTIFICATE OF INCORPORATION TO CREATE A CLASS OF NON-VOTING COMMON STOCK.


PROPOSAL 4: AMEND 1996 STOCK OPTION PLAN AND APPROVE THE AMENDED 1996 STOCK OPTION PLAN.

         We are seeking your approval of an amendment to the 1996 Stock Option Plan (the "1996 Plan"). The 1996 Plan was approved by the board of directors on June 24, 1996 and by our sole stockholder on June 24, 1996. The board adopted an amendment to increase the number of shares of common stock reserved for issuance under the 1996 Plan on June 4, 1999, subject to your approval at the annual meeting.

         We propose to amend the 1996 Plan to increase the number of shares of common stock reserved for issuance under the 1996 Plan from 700,000 to 1,000,000. As of June 7, 1999, of the 700,000 shares reserved for issuance under the 1996 Plan, only 27,000 are available for future grant. We believe that in order to attract, retain and motivate officers, employees and non-employee directors, the number of shares available for issuance under the 1996 Plan must be increased.

         While we recognize the possible dilutive effect on stockholders, we believe, on balance, the incentive that is provided by the opportunity to participate in the growth and earnings of CFAC through the granting of awards to acquire CFAC common stock is important to our success and, accordingly, will benefit CFAC and its stockholders. We believe it is in the best interests of our stockholders to approve this amendment to the 1996 Plan. If the proposal is not approved by the stockholders, the 1996 Plan will continue with only 700,000 shares of common stock reserved for issuance thereunder.

         We have provided below the proposed amendment which replaces Section 5 of the 1996 Plan. In addition, we have summarized below certain key provisions of the 1996 Plan and have also included, for your review, the full text of the amended 1996 Plan as Appendix A. If you approve this proposal, the additional awards available under the 1996 Plan will be subject to the same terms and provisions that are currently in the 1996 Plan. Amended Section 5 provides as follows:

                  "5. Shares. Subject to the provisions of Section 15 hereof, the Committee may grant Options with respect to an aggregate of up to 1,000,000 Shares, all of which Shares may be either Shares held in treasury or authorized by unissued Shares. The maximum number of Shares which may be the subject of Options granted to any individual during the duration of the Plan shall not exceed 350,000 Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options; provided, that the counting of Shares subject to Options granted under the Plan against the number of Shares available for further Options shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act; and provided, further, that with respect to any Option granted to any Eligible Person who is a "covered employee" as defined in Section 162(m) of the Code and the regulations promulgated thereunder that is canceled or repriced, the number of Shares subject to such Option shall continue to count against the maximum number of Shares which may be the subject of Options granted to such Eligible Person and such maximum number of Shares shall be determined in accordance with Section 162(m) of the Code and the regulations promulgated."

DESCRIPTION OF 1996 PLAN

         General. The purpose of the 1996 Plan is to advance the interests of CFAC by encouraging and enabling our key employees, directors and consultants to acquire a larger personal proprietary interest in CFAC. We want to provide these individuals upon whose judgment and keen interest we are largely dependent for the successful conduct of our operations with incentives to put forth maximum efforts for the success of our business.

         Administration. The 1996 Plan provides that the board of directors or a committee appointed by the board of directors (the "Option Committee") shall administer it. The compensation committee has functioned as the Option Committee. The Option Committee has the authority, within limitations as set forth in the 1996 Plan, to establish rules and regulations concerning the 1996 Plan, to determine the persons to whom options may be granted, the number of shares of common stock to be covered by each option, and the terms and provisions of the option to be granted. The Option Committee has the right to cancel any outstanding options and to issue new options on such terms and upon such conditions as the affected optionee may consent to.

         Shares Subject to the 1996 Plan. A total of 700,000 shares of common stock are reserved for issuance under the 1996 Plan. If this proposal is approved, the number of shares reserved for issuance will be increased to 1,000,000. No individual may be granted options under the 1996 Plan with respect to more than 350,000 shares during the duration of the 1996 Plan. As of June 7, 1999, 27,000 shares of common stock remain available for future grants of options under the 1996 Plan.

         Adjustment. The number of shares which may be granted under the 1996 Plan or under any outstanding options will be proportionately adjusted in the event of any stock dividend or if the common stock shall be split, converted, exchanged, reclassified or in any way substituted. Notwithstanding any other provision of the 1996 Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in our corporate structure or outstanding shares, the Option Committee may make such equitable adjustments to the number and class of shares available under the 1996 Plan or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights.

         Participants. The class of eligible persons under the 1996 Plan consists of our directors and employees, and consultants to CFAC or a parent or subsidiary thereof, as determined by the Option Committee, except that non-employee directors can only receive fixed grants of options under the terms set forth in the 1996 Plan.

         Terms. Options granted under the 1996 Plan may be incentive stock options ("ISOs") or non-qualified options, at the discretion of the Option Committee; however, ISOs can only be granted to employees of CFAC or a parent or subsidiary. The 1996 Plan provides that the exercise price of an option (other than a non-employee director's option) will be fixed by the Option Committee on the date of grant; however, the exercise price of an ISO must be not less than the fair market value of the common stock on the date of the grant. The exercise price of an ISO granted to any participant who owns stock possessing more than 10% of the total combined voting power of all classes of outstanding stock of CFAC must be at least equal to 110% of the fair market value of the common stock on the date of grant. Any ISOs granted to such participants also must expire within five years from the date of grant. Additionally, options granted under the 1996 Plan will not be ISOs to the extent that the aggregate fair market value of the shares with respect to which ISOs under the 1996 Plan (or under any other plan maintained by CFAC or a parent or subsidiary thereof) first become exercisable in any year exceeds $100,000. The maximum term of any option granted pursuant to the 1996 Plan is ten years. In general, shares subject to options granted under the 1996 Plan which expire, terminate or are canceled without having been exercised in full become available again for option grants. No options shall be granted under the 1996 Plan on or after the tenth anniversary of the adoption of the 1996 Plan.

         Transferability. Options are non-transferable and non-assignable; provided, however, that the estate of a deceased holder can exercise options.

         Exercise of Options. Options (other than non-employee directors' options) are exercisable by the holder thereof subject to terms fixed by the Option Committee. An option will be exercisable immediately upon the occurrence of such special circumstances or events as the Option Committee determines merits special consideration. Under the 1996 Plan, an option holder generally may pay the exercise price in cash, by check, by delivery to us of shares of common stock already owned by the holder, by delivery of irrevocable instructions to a broker promptly to deliver to us a specified dollar amount of the proceeds of a sale of or a loan secured by purchased shares issuable on exercise of the option, by a combination of the methods of payment previously described or by such other method as the Option Committee may permit from time to time.

         If an option holder terminates employment with us or service as a director of or consultant to CFAC while holding an unexercised option, the option will terminate 30 days after such termination of employment or service unless the option holder exercises the option within such 30-day period. However, all options held by an option holder will terminate immediately if the termination is a result of a violation of such holder's duties. If cessation of employment or service is due to retirement on or after attainment of age 65, disability or death, the option holder or such holder's successor-in-interest, as the case may be, is permitted to exercise any option within three months after retirement or within one year after disability or death.

         Termination and Amendment. The Option Committee or the board of directors may terminate and may modify or amend the 1996 Plan at any time; provided, however, that (1) no modification or amendment either increasing the aggregate number of shares which may be issued under options or to any individual or modifying the requirements as to eligibility to receive options will be effective without stockholder approval within one year of the adoption of such amendment and (2) no such termination, modification or amendment of the 1996 Plan will alter or affect the terms of any then outstanding options without the consent of the holders thereof.

         Performance Based Awards. Performance-based awards are options granted under the 1996 Plan that the Option Committee intends to qualify as "performance-based compensation" under Section 162(m) of the Code. The purpose is to preserve our right to take a tax deduction in full for the compensation attributable to such options.

         Section 162(m) of the Code limits corporate deductions for compensation to executives to $1,000,000 per year in certain circumstances. Compensation in the category of "performance-based compensation" (as specifically defined) is not subject to this deduction limitation.

Currently, the 1996 Plan is not subject to these potential deduction limitation rules, but the 1996 Plan will become subject to these rules in the future.

         The Treasury Regulations promulgated under Code Section 162(m) contain a special set of rules for public corporations that adopted compensation plans and agreements prior to their initial public offering. In the case of a corporation that was not a publicly held corporation and then becomes a publicly held corporation, the deduction limit of Code Section 162(m) does not apply to any remuneration paid pursuant to a compensation plan or agreement that existed during that period in which the corporation was not publicly held. However, in the case of such a corporation that becomes publicly held in connection with an initial public offering, this relief from the rules of Code Section 162(m) applies only to the extent that the prospectus accompanying the initial public offering disclosed information concerning those plans and agreements that satisfied all applicable securities laws then in effect. We believe that the 1996 Plan qualifies for this transition rule.

         The relief from Code Section 162(m) expires at the end of a "reliance period." The "reliance period" expires at the earliest of (a) the expiration of the plan or agreement; (b) the "material modification" of the plan or agreement (as specially defined); (c) the issuance of all employer stock and other compensation that has been allocated under the plan; or (d) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar in which the initial public offering occurs. Accordingly, the 1996 Plan inevitably will become subject to Code Section 162(m) because the "reliance period" inevitably will expire under one of the foregoing standards.

         A favorable special rule applies to certain forms of compensation. The exemption from application of the rules of Code Section 162(m) applies to any compensation received pursuant to the exercise of a stock option or stock appreciation right, or the substantial vesting of restricted property, granted under a plan or agreement that qualifies for the transition rule if the grant occurs on or before the earliest of the events terminating the "reliance period" as described above. To date, we have issued solely options under the Plan, and we believe that the "reliance period" for the 1996 Plan has not yet terminated.

         When the "reliance period" for the 1996 Plan terminates, options under the 1996 Plan must qualify as "performance-based compensation" in order to be excluded from the computation of the $1,000,000 annual deduction limit. For the option to so qualify, at the time of the grant the Option Committee must be comprised solely of two or more "outside directors" (as such term is used in Code Section 162(m) and the regulations thereunder).

         In the case of options granted under the 1996 Plan, the grant will be made by the Option Committee; the 1996 Plan states that the maximum number of shares with respect to which options may be granted during the duration of the 1996 Plan to any one person shall not exceed 350,000; and, under the terms of the option, the amount of compensation the person could receive is based solely on an increase in value of our stock after the date of the grant. We believe that these features satisfy the requirement in the Treasury Regulations promulgated under Code Section 162(m) that such grants are based on a preestablished performance goal. The formula used to calculate the amount of compensation to be paid to the holder of such an option if the above-described performance goal is attained is the difference between the exercise price (i.e., the fair market value of a share of our stock on the date of grant) and the current value of such share on the exercise date, times the number of shares subject to the grant or award (subject to the maximum of 1,000,000 shares provided for in the amended 1996 Plan). The maximum amount of compensation that could be attributable to options may be calculated under this formula by using assumptions as to future prices for our shares.

         The table on page 15 sets forth the number of options our Named Executive Officers have received under the 1996 Plan. In addition, Mr. Cypres, our Chairman, was granted 80,000 options at an exercise price of $5.00 per share on April 21, 1999. Collectively, all current executive officers have been granted 412,000 options at an average exercise price of $5.51. Our non-employee directors have been granted 42,000 options at an average exercise price of $5.00. Collectively, all our current employees who are not executive officers, as a group have received 219,000 options under the 1996 Plan at an average exercise price of $5.51.

                         FEDERAL INCOME TAX CONSEQUENCES

         The federal income tax consequences of issuing and exercising stock options under the 1996 Plan (which is subject to the previous discussion of Code
Section 162(m)) may be summarized as follows:

         Non-qualified Stock Options. The grant of a non-qualified stock option has no immediate federal income tax effect: the optionee will not recognize taxable income and CFAC will not receive a tax deduction at such time. When the optionee exercises the option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. In the case of employees, CFAC is required to withhold tax on the amount of income recognized. CFAC will receive a tax deduction equal to the amount of income recognized. The timing of such deduction is based upon the timing of the optionee's income inclusion. When the optionee sells common stock obtained from exercising a non-qualified stock option, any gain or loss will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held). Certain additional rules apply if the exercise price for an option is paid in shares previously owned by the optionee.

         Incentive Stock Options. Only employees may receive incentive stock options. When an employee is granted an incentive stock option, or when the employee exercises the option, the employee will generally not recognize taxable income (but may incur the alternative minimum tax upon exercise of the option) and CFAC will not receive a tax deduction. If the employee holds the shares of common stock for at least two years from the date of grant, and one year from the date of exercise, then any gain or loss upon a sale or exchange of the shares will be treated as long-term capital gain or loss. If, however, the shares are sold or exchanged before satisfaction of the required holding periods, the disposition will be deemed to be a "disqualifying disposition." The optionee would have taxable ordinary income at the time of the disposition equal to the lesser of the difference between the exercise price and the fair market value of the shares determined as of the date of exercise of the option or as of the date of the disqualifying disposition. CFAC may qualify for a corresponding deduction. Any additional gain on the disposition would be capital gain.

 THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1996
           STOCK OPTION PLAN AND THE AMENDED 1996 STOCK OPTION PLAN.

PROPOSAL 5: RATIFY SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS FOR 1999

         We are asking you to ratify the board's selection of Arthur Andersen LLP, certified public accountants, as independent public accountants for 1999. The audit committee recommended the selection of Arthur Andersen to the Board. All professional services Arthur Andersen rendered to us during 1998 were furnished at customary rates and terms. Arthur Andersen has served as the independent public accountants of CFAC since October 1996.

         A representative of Arthur Andersen will attend the Annual Meeting and be able to make a statement and to answer your questions.

         We are submitting this proposal to you because the board believes that such action follows sound corporate practice. If you do not ratify the selection of independent public accountants, the board will consider it a direction to consider selecting other public accountants. However, even if you ratify the selection, the board may still appoint new independent public accountants at any time during the year if it believes that such a change would be in the best interests of CFAC and our stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR
              ANDERSEN AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1999.

                     INFORMATION ABOUT STOCKHOLDER PROPOSALS

         If you wish to submit proposals to be included in our 2000 proxy statement, we must receive them, in a form which complies with the applicable securities laws, on or before February 23, 2000. In addition, in the event a stockholder proposal is not submitted to us prior to May 8, 2000, the proxy to be solicited by the board of directors for the 2000 annual meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2000 annual meeting without any discussion of the proposal in the proxy statement for such meeting. Please address your proposals to: Central Financial Acceptance Corporation, 5480 East Ferguson Drive, Commerce, California 90022, Attention: Corporate Secretary.


                                        By order of the board of directors,


                                        /s/ JONI MAGGIO
                                        -----------------------------------
                                        Joni Maggio
                                        Corporate Secretary

June 21, 1999

                                                                      APPENDIX A

                       1996 STOCK OPTION PLAN, AS AMENDED

                                       OF

                    CENTRAL FINANCIAL ACCEPTANCE CORPORATION


         1. Purpose. The purpose of this Stock Option Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by key employees and directors of, and consultants to, the Corporation, its Parent and its Subsidiaries upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations and by providing such key employees, directors and consultants with incentives to put forth maximum efforts for the success of the Corporation's business. It is anticipated that the acquisition of such proprietary interest in the Corporation and such incentives will stimulate the efforts of such key employees, directors and consultants on behalf of the Corporation, its Parent and Subsidiaries of the Corporation and strengthen their desire to remain with the Corporation, its Parent and Subsidiaries of the Corporation. It is also expected that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation, its Parent and its Subsidiaries to attract desirable personnel.

         2. Definitions. When used in this Plan, unless the context otherwise requires:

            (a) "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation, as constituted at any time.

            (b) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "Committee" shall mean the committee or committees hereinafter described in Section 3, or if no committee exists, the Board of Directors.

            (e) "Consummation Date" shall mean the date of the consummation of the Corporation's initial public offering.

            (f) "Corporation" shall mean Central Financial Acceptance Corporation, a Delaware corporation.

            (g) "Eligible Persons" shall mean those persons described in Section 4 who are potential recipients of Options.

            (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (i) "Fair Market Value" on a specified date shall mean the average of the high and low sales prices at which a Share is traded on the stock exchange, if any, on which Shares are primarily traded or, if the Shares are not then traded on a stock exchange, the average of the high and low sales prices of a Share as reported on the Nasdaq Stock Market's National Market or, if the Shares are not then traded on the Nasdaq Stock Market's National Market, the average of the high and low sales prices at which a Share is traded on the over-the-counter market, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

            (j) "Initial Public Offering Price" shall mean the price per Share at which Shares are offered to the public in the Corporation's initial public offering as set forth on the cover page of the prospectus relating thereto.

            (k) "Options" shall mean the stock options granted pursuant to this Plan.

            (l) "Parent" shall mean a corporation (other than the Corporation) owning 50% or more of stock having general voting power of the Corporation.

            (m) "Plan" shall mean this 1996 Stock Option Plan of Central Financial Acceptance Corporation, as adopted by the Board of Directors on June 24, 1996, and approved by the sole stockholder on June 24, 1996, as such Plan from time to time may be amended.

            (n) "President" shall mean the person who at the time shall be the President of the Corporation.

            (o) "Share" shall mean a share of common stock, $.01 par value per share, of the Corporation.

            (p) "Subsidiary" shall mean (A)(i) any corporation, 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary, as herein defined, of the Corporation, or (ii) any other person (other than a corporation) in which the Corporation, one or more Subsidiaries or the Corporation and one or more Subsidiaries, directly or indirectly has at least majority ownership interest and either directly or indirectly has the power to direct the policies, management and affairs thereof, and (B) that, in accordance with generally accepted accounting principles, the accounts of which would be included on a consolidated basis in the Corporation's financial statements.

         3. Administration. The Plan shall be administered by the Board of Directors or one or more Committee(s) appointed by the Board of Directors. If no persons are designated by the Board of Directors to serve on the Committee, the Plan shall be administered by the Board and all references herein to the Committee (other than in this Section 3) shall refer to the Board of Directors. The Board of Directors shall have the discretion to appoint, add, remove or replace members of the Committee, and shall have the sole authority to fill vacancies on the Committee. Unless otherwise provided by the Board of Directors:
(i) with respect to any grant of Options for which it is necessary and desired for such grant of Options to be exempted by Rule 16b-3 of the

Exchange Act, the Committee shall consist of two or more directors, each of whom is a "non-employee director" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time), (ii) with respect to any grant of Options that is intended to qualify as "performance based compensation" under Section 162(m) of the Code, the Committee shall consist of two or more directors, each of whom is an "outside director" (as such term is defined under Section 162(m) of the Code), and (iii) with respect to any other grant of Options, the Committee shall consist of one or more directors (any of whom also may be an Eligible Person who has been granted or is eligible to be granted Options under the Plan).

         4. Participants. All key employees of, and consultants to, the Corporation, the Parent or a Subsidiary of the Corporation, as determined by the Committee, shall be eligible to receive Options under the Plan. The parties to whom Options are granted under this Plan, and the number of Shares subject to each such Option, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Employees to whom Options may be granted include key employees who are also directors of the Corporation, the Parent or a Subsidiary. Each director of the Corporation who is not also an employee of the Corporation, and/or its Parent and/or Subsidiaries of the Corporation (hereinafter referred to as a "Non-Employee Director") shall be eligible to receive Options in accordance with the provisions of Section 14 hereof.

         5. Shares. Subject to the provisions of Section 15 hereof, the Committee may grant Options with respect to an aggregate of up to 700,000 Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares. The maximum number of Shares which may be the subject of Options granted to any individual during the duration of the Plan shall not exceed 350,000 Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options; provided, that the counting of Shares subject to Options granted under the Plan against the number of Shares available for further Options shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act; and provided, further, that with respect to any Option granted to any Eligible Person who is a "covered employee" as defined in Section 162(m) of the Code and the regulations promulgated thereunder that is canceled or repriced, the number of Shares subject to such Option shall continue to count against the maximum number of Shares which may be the subject of Options granted to such Eligible Person and such maximum number of Shares shall be determined in accordance with Section 162(m) of the Code and the regulations promulgated.

         6. Grant of Options. The number of any Options to be granted to any Eligible Person shall be determined by the Committee in its sole discretion. At the time an Option is granted, the Committee may, in its sole discretion, designate whether such Option (a) is to be considered as an incentive stock option within the meaning of Section 422 of the Code, or (b) is not to be treated as an incentive stock option for purposes of this Plan and the Code. No Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Corporation, the Parent, or a Subsidiary of the Corporation. Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as (or deemed to be) incentive stock options granted to an employee (and any incentive stock options granted to such employee under any other incentive stock option plan maintained by the Corporation, the Parent or any Subsidiary of the Corporation that meets the requirements of Section 422 of the Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not incentive stock options. Options with respect to which no designation is made by the Committee shall be deemed to be incentive stock options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking Options into account in the order in which they are granted. Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same person. The form of an Option shall be determined from time to time by the Committee in its sole discretion. A certificate of Option signed by the Chairman of the Board or the President or a Vice President of the Corporation, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary of the Corporation, shall be issued to each person to whom an Option is granted. The certificate of Option for an Option shall be legended to indicate whether or not the Option is an incentive stock option.

         7. Purchase Price. The purchase price per Share for the Shares purchased pursuant to the exercise of an Option shall be fixed by the Committee at the time of grant of the Option; provided, however, that the purchase price per Share for the Shares to be purchased pursuant to the exercise of an incentive stock option shall not in any event be less than 100% of the Fair Market Value of a Share on the date of grant of the Option.

         8. Duration of Options. The duration of each Option shall be determined by the Committee in its sole discretion at the time of grant; provided, however, that the duration of any Option shall not be more than ten years from the date upon which the Option is granted.

         9. Ten Percent Stockholders. Notwithstanding any other provision of this Plan to the contrary, no Option which is intended to qualify as an incentive stock option may be granted under this Plan to any employee who, at the time the Option is granted, owns Shares possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Corporation, unless the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

         10. Exercise of Options. Except as otherwise provided herein, Options, after the grant thereof, shall be exercisable by the holder at such rate, times and subject to such conditions as may be fixed by the Committee, in its sole discretion, at the time of grant. Notwithstanding the foregoing, all or any part of any remaining unexercised Options granted to any person may be exercised upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration. An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect ("Exercise Notice"), together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option; by delivery, concurrently with such exercise and in accordance with applicable law and regulations, of irrevocable instructions to a broker promptly to deliver to the Corporation a specified dollar amount of the proceeds of a sale of or a loan secured by purchased Shares issuable on exercise of the Option; by a combination of the methods of payment previously described; or by such other method of payment as the Committee in its sole discretion may permit. Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto a new Option certificate in replacement of the certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof. Notwithstanding any other provision of the Plan or of any Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

         11. Consideration for Options. The Corporation shall obtain such consideration for the grant of an Option as the Committee in its sole discretion may determine.

         12. Nontransferability of Options. Options and all other rights thereunder shall be nontransferable or non-assignable by the holder thereof except to the extent that the estate of a deceased holder of an Option may be permitted to exercise them. Options may be exercised or surrendered during the holder's lifetime only by the holder thereof.

         13. Termination of Employment or Service. All or any part of any Option, to the extent unexercised, shall terminate immediately, upon the cessation or termination for any reason of the holder's employment by, or service with, the Corporation, the Parent or any Subsidiary of the Corporation, except that the holder shall have until the end of the thirtieth day following the cessation of his employment or service with the Corporation, the Parent or Subsidiaries of the Corporation, and no longer, to exercise any unexercised Option to the extent he could have exercised such Option on the day on which such employment or service terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, except as otherwise determined by the Committee in its sole discretion, if the cessation of employment or service is due to retirement on or after attaining the age of sixty-five (65) years, or to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the holder or the representative of the estate of a deceased holder shall have the privilege of exercising any unexercised Option to the extent he could have exercised such Option on the day of such retirement, or of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and (a) within three months of the holder's retirement or (b) within one year of the holder's disability or death, as the case may be. If the employment or service of any holder of an Option with the Corporation, the Parent or Subsidiary of the Corporation shall be terminated for cause, the existence of which shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive) all unexercised Options of such holder shall terminate immediately upon such termination of the holder's employment or service with the Corporation, the Parent and all Subsidiaries of the Corporation, and a holder of Options whose employment or service with the Corporation, the Parent and any Subsidiaries of the Corporation is so terminated, shall have no right after such termination to exercise any unexercised Option he might have exercised prior to the termination of his employment or service with the Corporation, the Parent and Subsidiaries of the Corporation.

         14. Grants of Options to Non-Employee Directors. Each Non-Employee Director who is serving on the Board of Directors as of the Consummation Date shall be granted an Option to purchase 7,000 Shares on the Consummation Date at the Initial Public Offering Price. Thereafter, commencing on January 1, 1997, each Non-Employee Director shall be eligible to be granted Options to purchase no more than 7,000 Shares in any calendar year at a purchase price per share equal to the Fair Market Value of a Share on the date of grant. The Non-Employee Directors to whom Options are granted under this Plan, and the number of Shares subject to each such Option (up to a maximum of 7,000 Shares in any calendar year) shall be determined by the Committee in its sole discretion. Each Option granted pursuant to this Section 14 shall have a duration of ten years from the date of grant and shall become exercisable cumulatively as to 20% of the Shares on the date of grant and on each of the first, second, third and fourth anniversaries of the date of grant. Notwithstanding the foregoing, all or any part of any remaining unexercised Options granted pursuant to this Section 14 also may be exercised upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration. Any Option granted pursuant to this Section 14, to the extent unexercised, shall terminate immediately upon the holder's ceasing to serve as a member of the Board, except that the holder shall have until the end of the thirtieth day following the cessation of such service to exercise any unexercised Option to the extent he could have exercised such Option on the day on which such service terminated; provided that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, except as otherwise determined by the Committee in its sole discretion, if the cessation of service as a director is due to retirement on or after attaining the age of 65 years, or to disability (to the extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the holder or the representative of the estate of a deceased shareholder shall have the privilege of exercising any unexercised Option to the extent he could have exercised such Option on the day of such retirement, or of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of the Option and (a) within three months of the holder's retirement or (b) within one year of the holder's disability or death, as the case may be. Notwithstanding the preceding, if the service of any holder of an Option granted pursuant to this Section 14 shall be terminated for cause, the existence of which shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), then all such unexercised Options of the holder shall terminate immediately upon such termination of the holder's service. Upon the exercise of any Option granted pursuant to this
Section 14, payment of the full purchase price shall be made in cash or by check payable to the order of the Corporation, by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option; by delivery, concurrently with such exercise and in accordance with applicable law and regulations, of irrevocable instructions to a broker promptly to deliver to the Corporation a specified dollar amount of the proceeds or a sale of a loan secured by Purchaser Shares issuable on exercise of an option; or by a combination of the methods of payment previously described, or by such other method of payment as the Committee in its sole discretion may permit.

         15. Adjustment Provision. If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder. Any fractional shares or securities issuable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner. Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Options as it shall deem appropriate to prevent dilution or enlargement of rights.

         16. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of Shares pursuant to the grant or exercise of any Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of any Option, or may issue stop transfer orders in respect thereof.

         17. Income Tax Withholding. If the Corporation, the Parent or a Subsidiary of the Corporation shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of any Option, the Corporation, the Parent or such Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Option or permit the holders of such Option to pay such holders' tax withholding obligation by delivery of other property deemed acceptable by the Committee, including but not limited to delivery of previously owned Shares or a reduction in the amount of Shares otherwise issuable pursuant to the Option. In any event, the holder shall make available to the Corporation, the Parent or such Subsidiary, promptly when requested by the Corporation, the Parent or such Subsidiary, sufficient funds or other property to meet the requirements of such withholding; and the Corporation, the Parent or such Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds or other property made available to the Corporation, the Parent or Subsidiary out of any funds or property due or to become due to the holder of such Option.

         18. Administration and Amendment of the Plan. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Option not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of Shares issuable under the Plan or to any individual or change the class of Eligible Persons shall be subject to the approval of the stockholders of the Corporation within one year of such amendment. Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose. The Plan is intended to comply with Rule l6b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

         19. No Right of Employment or Service. Nothing contained herein or in an Option shall be construed to confer on any employee, consultant or director any right to be continued in the employ or service of the Corporation, the Parent or any Subsidiary of the Corporation or derogate from any right of the Corporation, the Parent and any Subsidiary to retire, request the resignation of or discharge or otherwise cease its service arrangement with any employee, consultant or director (without or with pay), at any time, with or without cause.

         20. Final Issuance Date. No Option shall be granted under the Plan after June 24, 2006.

REVOCABLE PROXY     CENTRAL FINANCIAL ACCEPTANCE CORPORATION     REVOCABLE PROXY
                ANNUAL MEETING OF STOCKHOLDERS -- JULY 14, 1999
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned stockholder(s) of Central Financial Acceptance Corporation (the "Company") hereby nominate(s), constitute(s) and appoint(s) Salvatore J. Caltagirone, Gary M. Cypres, Jose de Jesus Legaspi and William R. Sweet, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Company's corporate headquarters, 5480 East Ferguson Drive, Commerce, California 90022 at 11:00 a.m., on Wednesday, July 14, 1999, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereon, as follows:

1. ELECTION OF DIRECTORS.

   [ ] FOR all the nominees listed below                      [ ] WITHHOLD AUTHORITY
       (except as marked to the contrary below)                   to vote for all nominees listed below

    Salvatore J. Caltagirone, Gary M. Cypres, Jose de Jesus Legaspi and
                                William R. Sweet
       Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.
--------------------------------------------------------------------------------

2. FIRST AMENDMENT OF CERTIFICATE OF INCORPORATION. To amend the Certificate of Incorporation to authorize the Board of Directors or stockholders to amend the Bylaws by majority vote of the Board or stockholders, respectively.
                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. SECOND AMENDMENT OF CERTIFICATE OF INCORPORATION. To amend the Certificate of Incorporation to create a new class of non-voting common stock, par value $0.01 per share, of which 3,000,000 shares will be authorized.
                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

4. AMENDMENT OF THE 1996 STOCK OPTION PLAN. To amend the 1996 Stock Option Plan to increase the number of shares reserved for issuance from 700,000 to 1,000,000 and approve the amended 1996 Stock Option Plan.
                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

5. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1999.
                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

6. OTHER BUSINESS. In their discretion, the proxyholders are authorized to transact such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

   The Board of Directors recommends a vote "FOR" the election of the Board of Directors' nominees listed, "FOR" approval of the amendment to the Certificate of Incorporation to authorize the Board of Directors or stockholders to amend the Bylaws by majority vote of the Board or stockholders, respectively, "FOR" approval of the amendment to the

                      Please Sign and Date on Reverse Side

                   (Continued from Front Side of Proxy Card)

Certificate of Incorporation to create a new class of non-voting common stock, par value $0.01 per share, of which 3,000,000 shares will be authorized, "FOR" approval of the amendment to the 1996 Stock Option Plan to increase the number of shares reserved for issuance from 700,000 to 1,000,000 and the amended 1996 Stock Option Plan, and "FOR" ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1999.

   This Proxy will be voted "FOR" the election of the Board of Directors' nominees unless authority to do so is withheld and "FOR" approval of the amendment to the Certificate of Incorporation to authorize the Board of Directors or stockholders to amend the Bylaws by majority vote of the Board or stockholders, respectively, "FOR" approval of the amendment to the Certificate of Incorporation to create a new class of non-voting common stock, par value $0.01 per share, of which 3,000,000 shares will be authorized, "FOR" approval of the amendment to the 1996 Stock Option Plan to increase the number of shares reserved for issuance from 700,000 to 1,000,000 and the amended 1996 Stock Option Plan, and "FOR" ratification of the appointment of Arthur Anderson LLP as the Company's independent public accountants, unless "AGAINST" or "ABSTAIN" is marked on the Proxy. If any other business is presented at the Meeting, this Proxy shall be voted by the proxyholders in accordance with the recommendations of a majority of the Board of Directors.

   The undersigned hereby ratifies and confirms all that said attorneys and proxyholders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revolves any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying said notice.

                                                       Date:______________, 1999


                                                       -------------------------
                                                               Signature

                                                       -------------------------
                                                               Signature

                                                       Note: Please date this
                                                       Proxy and sign your name
                                                       exactly as it appears on
                                                       your stock certificates.
                                                       Executors,
                                                       administrators, trustees,
                                                       etc., should give their
                                                       full titles. All joint
                                                       owners should sign.

                                                       I (we) [ ] do [ ] do not
                                                       accept to attend the
                                                       Meeting.

 PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE
                           PREPAID ENVELOPE PROVIDED.